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                                                                   EXHIBIT 23.1

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors Southern Pacific Funding Corporation:

  We hereby consent to the use of our report dated April 1, 1996, included herein and to the reference to our Firm under the heading "Selected Financial Data" and "Experts" in the Prospectus.

                                          KPMG Peat Marwick llp

Los Angeles, California

June 7, 1996